SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1999.
                                                        ----------------

                                OMI Trust 1998-D
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               Pennsylvania               333-31441          Application filed
--------------------------------------------------------------------------------
       (State or other jurisdiction      (Commission           (IRS Employer
            of incorporation)            File Number)       Identification No.)

          c/o Chase Manhattan Trust Co.
          Global Trust
          Attention:  Judy Wisniewskie
          One Liberty Place, Suite 5520
          1650 Market Street
          Philadelphia, Pennsylvania                             19103
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
================================================================================
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1998-D

                                    FORM 8-K


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable.

ITEM 5.    OTHER EVENTS.

        OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           Exhibits

           20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 1999.

ITEM 8.    CHANGE IN FISCAL YEAR.

           Not Applicable.

                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OMI TRUST 1998-D, Registrant

                                    By:  Oakwood Acceptance Corporation,
                                            as servicer


January 23, 1999                    --------------------------------------
                                            Douglas R. Muir
                                            Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                                ---------------

20.1    Monthly Remittance Report relating to Distribution
        Date occurring on January 15, 1999..............................

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D             REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT # 3
REMITTANCE REPORT                                   Page 1 of 6
REPORTING MONTH:          Dec-98


                 Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------
Beginning                                                                        Ending             Scheduled
Principal          Scheduled      Prepaid          Liquidated     Contracts      Principal          Gross           Servicing
Balance            Principal      Principal        Principal      Repurchased    Balance            Interest        Fee
------------------------------------------------------------------------------------------------------------------------------
308,641,094.74     (346,072.27)   (4,457,491.41)   (65,603.61)        0.00       303,771,927.45     2,471,429.29    257,200.91
==============================================================================================================================


                 Scheduled Principal Balance of Contracts
------------------------------------------------------------------------
Scheduled                    Amount
Pass Thru      Liquidation   Available for     Limited      Total
Interest       Proceeds      Distribution      Guarantee    Distribution
------------------------------------------------------------------------
2,214,228.38   50,377.12     7,325,370.09      0.00         7,325,370.09
========================================================================

                                 Certificate Account
---------------------------------------------------------------------------------------------
 Beginning               Deposits                                 Investment       Ending
  Balance        Principal        Interest      Distributions      Interest        Balance
---------------------------------------------------------------------------------------------
5,529,207.89    4,848,807.84    2,430,299.97   (8,299,787.29)     14,144.88     4,522,673.29
=============================================================================================

                    P&I Advances at Distribution Date
------------------------------------------------------------------------
 Beginning           Recovered--           Current             Ending
  Balance             Advances             Advances            Balance
------------------------------------------------------------------------
888,453.33           884,898.93          1,404,166.68       1,407,721.08
========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D             REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:              Dec-98                Page 2 of 6

Class B Crossover Test                                               Test Met?
----------------------------------------------------                 ---------

(a) Remittance date on or after May 2003                                  N

(b) Average 60 day Delinquency rate <=5%                                  Y

(c) Average 30 day Delinquency rate <=7%                                  Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

              May 2003- Oct 2004      7%                                  N
              Nov 2004-Oct 2005       8%                                  N
              Nov 2005 and thereafter 9%                                  N

(e) Current realized loss ratio <=    2.75%                               Y

(f)  Does Subordinated Certificate percentage equal or
     exceed                          41.126%
     of Pool Scheduled Principal Balance

              Beginning Adj M balances                 36,734,000.00
              Beginning Adj B-1 balance                12,777,000.00
              Beginning Adj B-2 balance                25,554,561.00
                                                    -----------------
                                                       75,065,561.00
                                                    -----------------
              Divided by beginning pool
              balance                                 308,641,094.74
                                                              24.321%     N


Average 60 day delinquency ratio:

                       Over 60s       Pool Balance           %
                    -------------------------------------------

Current Mo            1,745,887.06      308,641,094.74     0.57%
1st Preceding Mo        279,631.19      314,415,824.55     0.09%
2nd Preceding Mo              0.00      319,423,714.08     0.00%
                                            Divided by        3
                                                       --------
                                                           0.22%
                                                       ========
Average 30 day delinquency ratio:

                       Over 30s       Pool Balance          %
                    -------------------------------------------

Current Mo            8,979,331.14       308,641,094.74    2.91%
1st Preceding Mo      3,717,522.25       314,415,824.55    1.18%
2nd Preceding Mo        761,652.63       319,423,714.08    0.24%
                                             Divided by       3
                                                       --------
                                                           1.44%
                                                       ========
Cumulative loss ratio:

                    Cumulative losses         15,226.49
                                         --------------
Divided by Initial Certificate Principal 319,423,713.00   0.005%
                                                       ========

Current realized loss ratio:
                       Liquidation           Pool
                          Losses           Balance
                    -----------------------------------

Current Mo               15,226.49      308,641,094.74
1st Preceding Mo              0.00      314,415,824.55
2nd Preceding Mo              0.00      319,423,714.08
                                                         0.019%
                                                       ========



OAKWOOD MORTGAGE INVESTORS, INC. 1998-D                       REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                          POOL REPORT # 3
REMITTANCE REPORT                                             Page 3 of 6
REPORTING MONTH:     Dec-98






                                                       Delinquency Analysis

                                         31 to 59 days          60 to 89 days       90 days and Over    Total Delinq.
            No. of     Principal               Principal              Principal            Principal              Principal
             Loans     Balance           #     Balance         #      Balance       #      Balance      #         Balance
          -----------------------------------------------------------------------------------------------------------------------
Non-Repos    6,681   303,055,498.40     183   6,891,676.23     33   1,280,467.95     3    133,305.58    219      8,305,449.76

    Repos       22       716,429.05       8     341,767.85      9     264,070.92     3     68,042.61     20        673,881.38
          --------------------------------------------------------------------------------------------------------------------
    Total    6,703   303,771,927.45     191   7,233,444.08     42   1,544,538.87     6    201,348.19    239      8,979,331.14
          ====================================================================================================================
                                                                                                        3.6%           2.96%
                                                                                                        ======================


                                  Repossession Analysis

 Active Repos             Reversal      Current Month
 Outstanding           (Redemption)       Repos              Cumulative Repos
      Principal          Principal         Principal             Principal
 #    Balance       #    Balance    #      Balance         #     Balance
------------------------------------------------------------------------------
22    716,429.05    0      0.00     21    714,417.13       24   796,720.60


OAKWOOD MORTGAGE INVESTORS, INC. 1998-D           REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                 Dec-98           Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                             Liquidated                                                              Net
               Account        Customer        Principal       Sales        Insur.       Total      Repossession  Liquidation
   FHA?        Number           Name           Balance       Proceeds     Refunds     Proceeds       Expenses     Proceeds
-------------------------------------------------------------------------------------------------------------------------------
            165155-3      Boyd, Michael         33,692.49      30,000.00     466.64     30,466.64       5,100.00   25,366.64
            167862-2      Padilla, Lourdes      31,911.12      31,400.00     607.86     32,007.86       5,142.00   26,865.86
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                                                                             0.00                       0.00
                                            -----------------------------------------------------------------------------------
                                                65,603.61      61,400.00   1,074.50     62,474.50      10,242.00   52,232.50
                                            ===================================================================================



                                     Net          Current
  Unrecov.      FHA Insurance     Pass Thru     Period Net    Cumulative
  Advances        Coverage        Proceeds      Gain/(Loss)  Gain/(Loss)
--------------------------------------------------------------------------
      1,138.38            0.00       24,228.26     (9,464.23)
        717.00            0.00       26,148.86     (5,762.26)
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
                          0.00            0.00          0.00
-------------------------------------------------------------
      1,855.38            0.00       50,377.12    (15,226.49)  (15,226.49)
==========================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1998-D                    REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                       POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:           Dec-98                          Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                    Original          Beginning         Beginning          Current          Current
             Cert.                 Certificate       Certificate        Carryover         Principal        Principal
             Class                  Balances          Balances          Principal            Due              Paid
---------------------------------------------------------------------------------------------------------------------------
A-1                                238,335,000.00    227,561,959.56              0.00     (4,863,893.33)   (4,863,893.33)


A-1 ARM                              6,023,152.00      6,013,573.18              0.00         (5,273.96)       (5,273.96)


M-1 Adjusted Certificate Balance    22,360,000.00     22,360,000.00              0.00              0.00             0.00
M-1 Outstanding Writedown                                      0.00                                                 0.00

M-2 Adjusted Certificate Balance    14,374,000.00     14,374,000.00              0.00              0.00             0.00
M-2 Outstanding Writedown                                      0.00                                                 0.00

B-1 Adjusted Certificate Balance    12,777,000.00     12,777,000.00              0.00              0.00             0.00
B-1 Outstanding Writedown                                      0.00                                                 0.00

B-2 Adjusted Certificate Balance    25,554,561.00     25,554,561.00              0.00              0.00             0.00
B-2 Outstanding Writedown                                      0.00                                                 0.00

                                -------------------------------------------------------------------------------------------
Adjusted Certificate Balance       319,423,713.00    308,641,093.74              0.00     (4,869,167.29)   (4,869,167.29)
Outstanding Writedown                                          0.00                                                 0.00
                                -------------------------------------------------------------------------------------------
                                   319,423,713.00    308,641,093.74              0.00     (4,869,167.29)   (4,869,167.29)
                                ===========================================================================================






                                           Ending                               Ending                          Principal Paid
             Cert.                       Carryover         Writedown         Certificate            Pool          Per $1,000
             Class                       Principal          Amounts            Balances            Factor        Denomination
-------------------------------------------------------------------------------------------------------------------------------
A-1                                               0.00                         222,698,066.23         93.43909%       21.37393


A-1 ARM                                           0.00                           6,008,299.22         99.75341%        0.87701


M-1 Adjusted Certificate Balance                  0.00              0.00        22,360,000.00        100.00000%        0.00000
M-1 Outstanding Writedown                                           0.00                 0.00              0.00        0.00000

M-2 Adjusted Certificate Balance                  0.00              0.00        14,374,000.00        100.00000%        0.00000
M-2 Outstanding Writedown                                           0.00                 0.00              0.00        0.00000

B-1 Adjusted Certificate Balance                  0.00              0.00        12,777,000.00        100.00000%        0.00000
B-1 Outstanding Writedown                                           0.00                 0.00              0.00        0.00000

B-2 Adjusted Certificate Balance                  0.00             (0.00)       25,554,561.00        100.00000%        0.00000
B-2 Outstanding Writedown                                           0.00                 0.00              0.00        0.00000

                                         -----------------------------------------------------
Adjusted Certificate Balance                      0.00             (0.00)      303,771,926.45
Outstanding Writedown                                               0.00                 0.00
                                         -----------------------------------------------------
                                                  0.00              0.00       303,771,926.45
                                         =====================================================





OAKWOOD MORTGAGE INVESTORS, INC. 1998-D                             REPORT DATE: January 8, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:     Dec-98                                         Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



        Certificate          Remittance   Beginning      Current            Total            Interest         Ending
           Class                Rate       Balance       Accrual             Paid           Shortfall         Balance
                             ---------------------------------------------------------------------------------------------
A-1                             6.40000%        0.00     1,213,663.78       1,213,663.78             0.00            0.00
A-1  Carryover Interest                         0.00             0.00               0.00             0.00            0.00


A-1 ARM                         6.93100%        0.00        35,891.18          35,518.49           372.69          372.69
A-1 ARM  Carryover Interest                     0.00             0.00               0.00             0.00            0.00


M-1 Current Interest              7.415%        0.00       138,166.17         138,166.17             0.00            0.00
M-1 Carryover Interest                          0.00             0.00               0.00             0.00            0.00
M-1 Writedown Interest                          0.00             0.00               0.00             0.00            0.00
M-1 Carryover Writedown Int                     0.00             0.00               0.00             0.00            0.00

M-2 Current Interest              8.322%        0.00        99,683.69          99,683.69             0.00            0.00
M-2 Carryover Interest                          0.00             0.00               0.00             0.00            0.00
M-2 Writedown Interest                          0.00             0.00               0.00             0.00            0.00
M-2 Carryover Writedown Int                     0.00             0.00               0.00             0.00            0.00

B-1 Current Interest              8.650%        0.00        92,100.88          92,100.88             0.00            0.00
B-1 Carryover Interest                          0.00                0                  0             0.00            0.00
B-1 Writedown Interest                          0.00             0.00               0.00             0.00            0.00
B-1 Carryover Writedown Int                     0.00             0.00               0.00             0.00            0.00

B-2 Current Interest              7.950%        0.00       169,298.97         169,298.97             0.00            0.00
B-2 Carryover Interest                          0.00             0.00               0.00             0.00            0.00
B-2 Writedown Interest                          0.00             0.00               0.00             0.00            0.00
B-2 Carryover Writedown Int                     0.00             0.00               0.00             0.00            0.00

Limited Guarantee

Service Fee                                     0.00       257,200.91         257,200.91             0.00            0.00

X Certificate                                   0.00       465,796.40         450,569.91        15,226.49       15,226.49

R
                                         ---------------------------------------------------------------------------------

                                                0.00     2,471,801.98       2,456,202.80        15,599.18       15,599.18
                                         =================================================================================


                                     Interest Paid
        Certificate                    Per $1,000                   Cert.             TOTAL
           Class                      Denomination                  Class          DISTRIBUTION
                                     -------------------------------------------------------------
A-1                                         5.33333                  A-1             6,077,557.11
A-1  Carryover Interest


A-1 ARM                                     5.90639                A-1 ARM              40,792.45
A-1 ARM  Carryover Interest


M-1 Current Interest                        6.17917                  M-1               138,166.17
M-1 Carryover Interest
M-1 Writedown Interest
M-1 Carryover Writedown Int

M-2 Current Interest                        6.93500                  M-2                99,683.69
M-2 Carryover Interest
M-2 Writedown Interest
M-2 Carryover Writedown Int

B-1 Current Interest                        7.20833                  B-1                92,100.88
B-1 Carryover Interest
B-1 Writedown Interest
B-1 Carryover Writedown Int

B-2 Current Interest                        6.62500                  B-2               169,298.97
B-2 Carryover Interest
B-2 Writedown Interest
B-2 Carryover Writedown Int

Limited Guarantee                                             Limited Guarantee

Service Fee                                                      Service Fee           257,200.91

X Certificate                                                         X                450,569.91

R                                                                     R
                                                                                 -----------------

                                                                                     7,325,370.09
                                                                                 =================